Table of Contents

United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  ☒               Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ATOMERA INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

April 1, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Atomera Incorporated, a Delaware corporation (which we refer to as “Atomera,” “we,” “us,” “our,” or the “Company”), to be held at our headquarters, 750 University Avenue, Suite 280, Los Gatos, California 95032, at 11:00 a.m. local time, on Tuesday, May 7, 2019.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) elect six (6) directors to serve for the ensuing year as members of the Board of Directors of the Company; (2) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and (3) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends a vote: FOR each of the six (6) nominees for director named in the Proxy Statement and FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Whether or not you attend the Annual Meeting in person, and regardless of the number of shares of Atomera that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting over the Internet, or by written proxy, will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of Atomera, we thank you for your participation.

Sincerely,

John Gerber, Chairman of the Board of Directors

ATOMERA INCORPORATED

750 University Avenue, Suite 280

Los Gatos, California 95032

(408) 442-5248

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 7, 2019

The 2019 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Atomera Incorporated, a Delaware corporation (which we refer to as “Atomera,” “we,” “us,” “our,” or the “Company”), will be held on Tuesday, May 7, 2019 at 11:00 a.m. local time, at our headquarters, 750 University Avenue, Suite 280, Los Gatos, California 95032. We will consider and act on the following items of business at the Annual Meeting:

1.	To elect six (6) directors to serve as members of the Board of Directors of the Company (which we refer to as our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified. The director nominees named in the Proxy Statement for election to our Board are: John Gerber, Scott Bibaud, Erwin Trautmann, C. Rinn Cleavelin, Rolf Stadheim and Steve Shevick;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes each of these items of business in detail. Only stockholders of record at the close of business on April 1, 2019 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting to Be Held on Tuesday, May 7, 2019 at 11:00 a.m. local time, at our headquarters,

750 University Avenue, Suite 280, Los Gatos, California 95032.

The Annual Report, Notice of Meeting, Proxy Statement and Proxy Card

are available at - http://www.astproxyportal.com/ast/22415/

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting instructions are provided on your proxy card and included in the accompanying proxy statement. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

John Gerber, Chairman of the Board of Directors

Los Gatos, California

April 1, 2019

i

ATOMERA INCORPORATED

750 University Avenue, Suite 280

Los Gatos, California 95032

(408) 442-5248

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 7, 2019

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of Atomera Incorporated, a Delaware corporation (which we refer to as “Atomera,” “we,” “us,” “our,” or the “Company”), for use at our 2019 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) to be held on Tuesday, May 7, 2019, at 11:00 a.m. local time, at our headquarters, located at 750 University Avenue, Suite 280, Los Gatos, California, 95032, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

We intend to mail this Proxy Statement, the proxy card and the Notice of Annual Meeting on or about April 8, 2019 to all stockholders of record entitled to vote at the Annual Meeting.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on April 1, 2019, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 15,331,503 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares over the Internet by following the instructions on the proxy card delivered to you or by completing, dating and signing the proxy card and promptly returning the proxy card via mail or facsimile. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares.

If you are a stockholder of record, you may vote your shares as follows:

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote through the Internet, go to twww.voteproxy.com complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card delivered to you. Your Internet vote must be received by 11:59 p.m., Eastern Time on May 6, 2019 to be counted.

•	To vote using the proxy card delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or fax it to. (718) 765-8730 If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

1

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

•	FOR each of the six (6) nominees for director named in the Proxy Statement and
•	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy-holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

•	delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;
•	signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card;
•	submitting another proxy over the Internet (your latest Internet voting instructions are followed); or
•	attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Atomera Incorporated

750 University Avenue, Suite 280

Los Gatos, California 95032

Attention: Corporate Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Annual Meeting.

2

Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The election of directors (Proposal 1) is considered a non-routine matter and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. The ratification of the appointment of Marcum LLP as our independent registered public accounting firm (Proposal 2) is considered a routine matter on which a broker, bank or other agent has discretionary authority to vote, so there are not expected to be any broker non-votes in connection with this proposal.

Proposal No. 1: Election of Directors. A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors. Accordingly, the six (6) director nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes are not treated as votes cast and, therefore, will not have any effect on the outcome of the election of directors.

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will not be counted either for or against this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, broker non-votes are generally not expected to result from the vote on Proposal No. 2. However, in the event of any broker non-votes or abstentions in connection with Proposal No. 2, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice or this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We do not intend to hire a proxy solicitor to assist in the solicitation of proxies. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

3

Stockholder List

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our 2018 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

4

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of six (6) members, four (4) of whom are independent under the listing standards for independence of the NASDAQ and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to nominate each of the Company’s current directors for re-election at the Annual Meeting.

Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his successor is duly elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the six (6) nominees named below. If any of the nominees is unable, or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy-holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy-holders.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
John Gerber (a), (b)	56	Chairman of the Board, Independent Director
Scott Bibaud	56	President, Chief Executive Officer and Director
Erwin Trautmann	71	Executive Vice President of Strategic Development and Director
C. Rinn Cleavelin (b), (c)	75	Independent Director
Rolf Stadheim (a), (b)	78	Independent Director
Steve Shevick (a), (c)	62	Independent Director

(a) Member of the Audit Committee of our Board.

(b) Member of the Compensation Committee of our Board.

(c) Member of the Nominating and Corporate Governance Committee of our Board.

Board Recommendation

Our Board recommends a vote “FOR” each of the six (6) nominees for director named in this Proxy Statement.

5

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no family relationships among any of the directors or executive officers of the Company.

John Gerber has served as a member of our Board since 2007 and chairman of the Board since 2011. For the past six years, Mr. Gerber has served as managing partner of Four Points, a specialty investment group with more than $1.8 billion of investment and capital transaction experience across 40 real estate and venture capital investments. He has diversified experience in corporate and project management, project and venture finance and development. Mr. Gerber has a BSE degree magna cum laude from Princeton University and a masters degree from Harvard University.

Mr. Gerber has experience as a director of multiple companies and has extensive investing experience, in addition to significant leadership and strategic planning skills. As a result of these and other professional experiences, our Board has concluded that Mr. Gerber is qualified to serve as a director.

Scott Bibaud has served as our president, chief executive officer and a director since October 2015. Mr. Bibaud has been active in the semiconductor industry for over twenty-five years. Prior to joining Atomera, Mr. Bibaud was an executive-in-residence at Foundation Capital, a venture capital firm where he was active in portfolio semiconductor companies and evaluating potential new investments. From June 2012 to August 2014, he was senior vice president and general manager of Altera’s Communications and Broadcast Division. From June 2000 to May 2011, he was at Broadcom as executive vice president and general manager of the mobile platforms group. Mr. Bibaud received a B.S. degree in electrical engineering from Rensselaer Polytechnic Institute and an MBA from Harvard Business School.

Mr. Bibaud has extensive experience in and knowledge of the semiconductor industry as an executive officer of publicly-traded semiconductor companies. As a result of these and other professional experiences, our Board has concluded that Mr. Bibaud is qualified to serve as a director.

Erwin Trautmann has served as our executive vice president of strategic business development since October 2015, and from September 2011 to October 2015 he served as our chief executive officer. Mr. Trautmann has also served as a member of our Board since September 2011. Mr. Trautmann has held executive positions at several Fortune 500 companies. From November 1999 to December 2005, Mr. Trautmann served as a senior vice president for KLA-Tencor, where he was most recently responsible for the global service and support division. From April 1980 to October 1998, Mr. Trautmann held various executive level positions with Texas Instruments, including program manager responsible for the technology development and global fan-out of major design nodes, vice president of global product engineering and vice president of global quality and reliability. During a short tenure at Micron Technologies, from October 1998 to July 1999, Mr. Trautmann supported the integration of Texas Instruments’ world-wide memory product engineering team into Micron Technologies. Mr. Trautmann received a Dipl. Engr. (FH) in chemical technology from Fachochschule, located in Mannheim, Germany.

Mr. Trautmann has extensive experience in and knowledge of the semiconductor industry. As a result of these and other professional experiences, our Board has concluded that Mr. Trautmann is qualified to serve as a director.

6

C. Rinn Cleavelin, Ph.D. has served as a member of our Board since December 2009. From July 2002 to November 2007, Dr. Cleavelin oversaw semiconductor external research programs at numerous universities and in affiliation with the Semiconductor Research Corporation and International SEMATECH for Texas Instruments. Dr. Cleavelin retired from Texas Instruments after 30 years of employment in 2007. From January 2000 to June 2002, Dr. Cleavelin served as chief operating officer of International SEMATECH, where he was responsible for all technical programs and the advanced technology development facility. Previously, Dr. Cleavelin served as director of front end processing at International SEMATECH from 1998 to 2000. Since November 2007, Dr. Cleavelin has engaged in consulting activities on behalf of several companies in the semiconductor industry. Dr. Cleavelin has a Ph.D. in Physics from Texas Tech University.

Dr. Cleavelin has extensive experience in and knowledge of the semiconductor industry. As a result of these and other professional experiences, our Board has concluded that Dr. Cleavelin is qualified to serve as a director.

Rolf Stadheim has served as a member of our Board since June 2010. Mr. Stadheim is founder and managing partner of Stadheim & Grear, Ltd., a Chicago, Illinois law firm founded by Mr. Stadheim in 1990 specializing in intellectual property law. Mr. Stadheim received his undergraduate degree from the University of Wisconsin and his law degree from the University of Chicago.

Mr. Stadheim has extensive experience in and knowledge of intellectual property law, including licensing and litigation of infringement claims in the semiconductor industry. As a result of these and other professional experiences, our Board has concluded that Mr. Stadheim is qualified to serve as a director.

Steve Shevick has served as a member of our Board since August 2016. Since January 2019, Mr. Shevick has served as chief financial officer of Percolate Industries, Inc., which develops, markets and sells software for managing multi-channel marketing campaigns. From October 2013 to July 2018, Mr. Shevick served as chief financial officer of CloudPassage, Inc., a developer of cloud infrastructure security technologies. From May 2008 to October 2013, Mr. Shevick served as chief financial officer of Cobalt Technologies, a developer of bio-chemical production technologies. From 1995 to 2005, Mr. Shevick served in the roles of general counsel and chief financial officer of Synopsys, Inc., a leading provider of electronic design automation software for the semiconductor industry. Mr. Shevick holds an A.B. from Harvard College and a J.D. from Georgetown University Law Center.

Mr. Shevick has extensive experience in and knowledge of accounting and financial reporting, including significant experience in technology licensing businesses and corporate governance. As a result of these and other professional experiences, our Board has concluded that Mr. Shevick is qualified to serve as a director

7

CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of six (6) authorized members. During the year ended December 31, 2018, our Board met nine (9) times and acted by unanimous written consent once. Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders, however, our entire Board attended our prior year’s annual meeting of stockholders. All directors attended at least 75% of all meetings of the Board during the year ended December 31, 2018.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Bibaud and Mr. Trautmann, by virtue of their executive officer positions, none of our director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making this determination, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this Proxy Statement.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at http://ir.atomera.com/.

Audit Committee

Our Audit Committee consists of Steve Shevick, John Gerber and Rolf Stadheim, with Mr. Shevick serving as chairperson. The composition of our Audit Committee meets the requirements for independence under current Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market listing standards. Mr. Shevick is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. Our Audit Committee will, among other things:

•	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•	discuss the scope and results of the audit with the independent registered public accounting firm, and review, with management and the independent registered public accounting firm, our interim and year-end operating results;
•	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	review our policies on risk assessment and risk management;
•	review related-party transactions; and
•	approve (or, as permitted, pre-approve) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2018, our Audit Committee met six (6) times.

8

Compensation Committee

Our Compensation Committee consists of C. Rinn Cleavelin, John Gerber and Rolf Stadheim, with Dr. Cleavelin serving as Chairperson. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Our Compensation Committee will, among other things:

•	review, approve and determine the compensation of our executive officers;
•	administer our stock and equity incentive plans;
•	make recommendations to our Board regarding director compensation and the establishment and terms of incentive compensation and equity plans; and
•	establish and review general policies relating to compensation and benefits of our employees.

Our chief executive officer may, from time to time, provide input and recommendation to our Compensation Committee concerning the compensation of our other executive officers. Our chief executive officer may also, from to time, attend Compensation Committee meetings, but he is not present during the Committee’s deliberations regarding executive officer compensation. In December 2017, our Compensation Committee engaged Compensia, Inc., a nationally recognized independent compensation consultant, to provide information and advice regarding the design, form and amount of our compensation arrangements. As a result of this engagement, the Compensation Committee developed a three-year plan for executive cash and equity compensation. The consultant did not provide any services to us other than the assistance it provided to the Compensation Committee in December 2017 and during the first quarter of 2018. The Compensation Committee did not re-engage Compensia, Inc. during the 2018 fiscal year due to the fact that Compensia’s recommendations resulted in a multi-year plan. However, Compensation Committee expects to engage Compensia or a similar consulting firm for similar services in the future. Compensia reported directly to the Compensation Committee on all work assignments from the Committee. The Compensation Committee assessed the independence of Compensia pursuant to SEC rules and concluded that no conflict of interest exists preventing Compensia from serving as an independent consultant to the Committee. Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2018, our Compensation Committee met nine (9) times.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Steve Shevick and C. Rinn Cleavelin, with Mr. Shevick acting as chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq Stock Market listing standards and SEC rules and regulations. Our Nominating and Corporate Governance Committee will, among other things:

•	identify, evaluate and make recommendations to our Board regarding nominees for election to our Board and its committees;
•	evaluate the performance of our Board and of individual directors;
•	consider and make recommendations to our Board regarding the composition of our Board and its committees;
•	review developments in corporate governance practices;
•	evaluate the adequacy of our corporate governance practices and reporting; and
•	develop and make recommendations to our Board regarding corporate governance guidelines and matters.

When evaluating director candidates, our Nominating and Corporate Governance Committee seeks to ensure that our Board has the requisite skills and experience and that its members consist of persons with appropriately complementary and independent backgrounds. The Nominating and Corporate Governance Committee will consider all aspects of a candidate’s qualifications in the context of Atomera’s needs, including: semiconductor industry experience, preferably at an executive level; experience in licensing businesses; experience as an officer or director of a public company; independence from management; practical business judgment; personal and professional integrity and ethics; and the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. While we do not have a formal diversity policy, we understand the desirability of having a Board comprised of directors with diverse and varied backgrounds, experience and opinions, and as we look to expand our Board or replace retiring Board members our Nominating and Governance Committee is committed to including candidates with diverse gender and ethnic backgrounds in the search. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our Company, and the long-term interests of our stockholders.

9

Our Nominating and Corporate Governance Committee will consider for directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our corporate secretary, Francis Laurencio, with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market. During the year ended December 31, 2018, our Nominating and Corporate Governance Committee met three (3) times.

Board Leadership Structure and Role in Risk Oversight

John Gerber serves as our chairman of the Board and Scott Bibaud serves as our president and chief executive officer. We have neither adopted a formal policy on whether the chairman and chief executive officer positions should be separate or combined nor do we have a lead director. We believe that, given the small size of our Board and establishment of separate Audit, Compensation Nominating and Corporate Governance Committees consisting of independent directors, our present Board structure is in the best interest of us and our stockholders. Our Board has an active role in overseeing our areas of risk. While the full Board has overall responsibility for risk oversight, the Board has assigned certain areas of risk primarily to designated committees, which report back to the full Board.

Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our corporate secretary, Francis Laurencio, and it will be distributed to each director.

Compensation Committee Interlocks and Insider Participation

None of our independent directors, John Gerber, C. Rinn Cleavelin, Rolf Stadheim or Steve Shevick, is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board or compensation committee of any entity that has one or more executive officers serving as a member of our Board.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link http://ir.atomera.com/corporate-governance.

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. In addition to the foregoing, our bylaws provide that we may indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our directors.

10

The above provisions in our certificate of incorporation and bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

11

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP (which we refer to as “Marcum”) as our independent registered public accounting firm for the year ending December 31, 2019, and our Board has directed that management submit the appointment of Marcum as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Marcum is expected to be available at the Annual Meeting telephonically and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Marcum as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Marcum to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

12

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2018 and 2017 by our independent registered public accounting firm, Marcum LLP (in thousands).

	2018	2017
Audit Fees (A)	$147	$119
Audit-Related Fees	–	–
Tax Fees	–	–
	$147	$119

(A)	The audit fee consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with the statutory and regulatory filings or engagements and capital market financings.

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

The Audit Committee considered the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit services provided by Marcum in 2018 and 2017. Marcum LLP did not perform any non-audit services in 2018 or 2017.

Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2018 Annual Report:

•	The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2018 with management of Atomera Incorporated and with Atomera Incorporated’s independent registered public accounting firm, Marcum LLP.
•	The Audit Committee has discussed with Marcum LLP those matters required by Statement on Auditing Standards No. 1301, “Communications with Audit Committee,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
•	The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning the accountant’s independence and has discussed with Marcum LLP its independence from Atomera Incorporated and its management.

Based on the review and discussions referenced to in paragraphs 1 through 3 above, the Audit Committee recommended to our Board that the audited financial statements for the year ended December 31, 2018 be included in the Annual Report on Form 10-K for that year for filing with the SEC.

AUDIT COMMITTEE Steve Shevick John Gerber Rolf Stadheim

13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2019 by:

•	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
•	each of our directors, director nominees and executive officers; and
•	all directors, director nominees and executive officers as a group.

The beneficial ownership of each person was calculated based on 15,331,500 common shares issued and outstanding as of March 31, 2019. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 750 University Avenue, Suite 280, Los Gatos, California 95032.

Name of Director, Executive Officer or Director Nominees	Number of Shares		Percentage Owned

Scott Bibaud	1,156,543	(1)	7.1%
John Gerber	463,832	(2)	3.0%
Rolf Stadheim	421,820	(3)	2.8%
Erwin Trautmann	205,035	(4)	1.3%
Francis Laurencio	252,824	(5)	1.6%
Robert Mears	218,199	(6)	1.4%
Steve Shevick	44,874	(7)	*%
C. Rinn Cleavelin	36,694	(8)	*%
All directors and executive officers as a group			8.3%

* Less than 1%.

Name and Address of 5% + Holders	Number of Shares	Percentage Owned
AWM Investment Company, Inc. c/o Special Situations Funds 527 Madison Avenue, Suite 2600 New York, NY 10022	1,459,450	9.5%
Hollencrest Capital Management 100 Bayview Circle, Suite 500 Newport Beach, CA 92660	882,457	5.8%

(1)	Includes 987,284 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 131,047 shares subject to the release of restricted stock awards.
(2)	Includes 203,196 shares held by Mr. Gerber's wife, and 37,192 shares held in a Universal Gift to Minor Account for the benefit of Mr. Gerber's children. Shares beneficially owned also includes 11,864 shares issued pursuant to a restricted stock awards.
(3)	Includes 5,000 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 11,864 shares subject to the release of restricted stock awards.
(4)	Includes 110,757 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 6,410 shares subject to the release of restricted stock awards.
(5)	Includes 195,591 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 53,335 shares subject to the release of restricted stock awards.
(6)	Includes 2,666 shares held by Mr. Mears' wife and 108,805 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 57,825 shares subject to the release of restricted stock awards.
(7)	Shares beneficially owned include 19,941 shares subject to the release of restricted stock awards.
(8)	Includes 5,000 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 11,864 shares subject to the release of restricted stock awards

14

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Scott Bibaud and Erwin Trautmann, each of whom is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors-Information About Director Nominees.”

Name	Age	Position

Dr. Robert Mears	58	Chief Technology Officer
Francis Laurencio	50	Chief Financial and Accounting Officer

Dr. Robert Mears is the founder of our Company and has served as our chief technology officer since inception. Dr. Mears also served as our president from inception to October 2015. Dr. Mears co-developed a transformative technology for long-distance optical networks in the late 1980’s and has authored or co-authored approximately 170 publications and numerous patents. He is an Emeritus Fellow of Pembroke College, Cambridge, England.

Francis Laurencio has served as our chief financial officer since February 2016. Prior to joining Atomera, Mr. Laurencio served as chief financial officer of Sycomp, A Technology Company Inc. from February 2013 to July 2015 and as general counsel to Sycomp from July 2015 to January 2016. Mr. Laurencio also served as chief financial officer of Orbis Global, Inc. from January 2012 to December 2012 and chief financial officer of Smapper Technologies, Inc. from December 2009 to December 2011. Mr. Laurencio holds an A.B., degree from Princeton University and a J.D. from New York University School of Law.

Summary Compensation Table

The following table sets forth the compensation awarded to or earned by our chief executive officer and our two other highest paid executive officers for the years ended December 31, 2017 and 2016. In reviewing the table, please note that Mr. Laurencio has served as our chief financial officer since February 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation	Total
Scott Bibaud	2018	$341,667	$103,500	$250,596	$598,583	–	–	$1,294,346
Chief Executive Officer	2017	$300,000	$115,500	$291,602	$792,175	–	–	$1,499,277

Robert Mears	2018	$236,667	$37,950	$137,255	$176,505	–	–	$588,376
Chief Technology Officer	2017	$220,000	$42,350	$123,418	$370,287	–	$14,385	$770,440

Francis Laurencio	2018	$250,000	$51,750	$143,211	$49,364	–	–	$494,325
Chief Financial Officer	2017	$245,833	$44,570	$49,364	$148,114	–	$3,163	$491,045

15

The dollar amounts in the Option Awards and Stock Awards columns above reflect the values of options and shares as of the grant date for the years ended December 31, 2018 and 2017, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K filed with the SEC on March 11, 2019.

Other compensation is related to payouts in 2017 for unused vacation time as the company adopted a new paid time-off policy.

Narrative Disclosure to Summary Compensation Table

Bibaud Employment Agreement

We entered into an employment agreement with Mr. Bibaud, our chief executive officer, in October 2015. Pursuant to the employment agreement, we initially compensated Mr. Bibaud at the annual rate of $250,000. Upon the completion of our initial public offering in August 2016, Mr. Bibaud received a $250,000 incentive bonus and an increase in base salary to $300,000. During the 2016 and 2017 fiscal years, Mr. Bibaud was eligible to receive an annual bonus of up to 50% of his base salary based on performance criteria set by our compensation committee, and commencing with the 2018 fiscal year, Mr. Bibaud is eligible to receive a performance bonus of up to 60% of his salary. Commencing in March 2018, Mr. Bibaud’s annual base salary was increased to $350,000. Mr. Bibaud is eligible for participation in all other plans that we may establish from to time to time. Mr. Bibaud’s employment agreement entitles him to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of 18 months of his base salary in the event of an involuntary termination of his employment.

In connection with his employment agreement, we granted Mr. Bibaud options to purchase 303,002 shares of our common stock at an exercise price of $5.70 per share. 138,515 of Mr. Bibaud’s options vested and became exercisable upon completion of our initial public offering, or IPO, in August 2016.All of the 303,002 options vest and first become exercisable over a four-year period, with 25% of those options vesting and first becoming exercisable on the first anniversary of the October 2015 date of grant. Upon the completion of our IPO, Mr. Bibaud received additional stock options, or the gross up options, to purchase 608,755 shares of our common stock at a strike price of the IPO price of $7.50 per share. 25% of the gross up options vested in October 2016, with the balance vesting in equal monthly installments over the following 36 months.

Additional Executive Employment Agreements

In January 2016, we entered into an employment agreement with Robert Mears. Pursuant to that employment agreement, we compensate Dr. Mears with an annual salary of $220,000, which was increased to $240,000 in March 2018. During the 2016 and 2017 fiscal years, Dr. Mears was eligible to receive annual bonuses of up to 15% and 25%, respectively, of his salary based on performance criteria set by the Compensation Committee of our Board of Directors, and commencing with the 2018 fiscal year Dr. Mears is eligible to receive a performance bonus of up to 30% of his salary. Commencing in March 2018, Dr. Mears’ annual base salary was increased to $240,000. Dr. Mears is also eligible to participate in all other plans that we may establish from to time to time. In connection with his employment agreement, Dr. Mears was awarded a bonus in January 2016 in the amount of $187,500, payable in the form of our cancelation of a note payable to us by Dr. Mears in the outstanding principal amount of $187,500. Dr. Mears is entitled to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of six months of his then annual salary and related benefits in the event of our termination of his employment without cause or his resignation for good reason.

In February 2016, we entered into an employment agreement with Francis Laurencio. Pursuant to that employment agreement, we compensate Mr. Laurencio with an annual salary of $225,000, which was increased to $250,000 in March 2017. During the 2016 and 2017 fiscal years, Mr. Laurencio was eligible to receive an annual bonus of up to 30% of his annual salary based on performance criteria set by the compensation committee of our Board and commencing with the 2018 fiscal year Mr. Laurencio is eligible to receive a performance bonus of up to 40% of his salary. Mr. Laurencio is also eligible to participate in all other plans that we may establish from to time to time. The employment agreement entitles Mr. Laurencio to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of six months of his then annual salary and related benefits in the event of our termination of his employment without cause or his resignation for good reason.

16

In connection with his employment agreement, we granted Mr. Laurencio options to purchase 21,834 shares of our common stock at an exercise price of $5.70 per share. 5,661 of Mr. Laurencio’s options vested and became exercisable subject to the completion of our IPO. All of the 21,834 options vest and first become exercisable over a four-year period commencing on the first anniversary of the February 2016 date of grant. Upon the completion of our IPO, Mr. Laurencio received additional stock options, or the gross up options, to purchase 173,543 shares of our common stock at a strike price equal to the IPO price of $7.50 per share. 25% of the gross up options vested in February 2017, with the balance vesting in equal monthly installments over the following 36 months.

The employment agreements with our executive officers were unanimously approved by our full Board. No officer or employee of our company was involved in the Board’s deliberation over the employment agreements of our executive officers, other than those directors who also serve as officers of our company, Scott Bibaud and Erwin Trautmann.

Potential Payments upon Termination

As noted above, the officer employment agreements entitle each officer to reasonable and customary health insurance and other benefits, at our expense, and a severance payment based on their then annual salary and related benefits in the event of our termination of their employment without cause or their resignation for good reason.

If a qualifying involuntary termination had occurred on December 31, 2018, our executive officers would have been eligible to receive the following amounts:

Name	Type of Payment	Termination of Employment ($)	Change in Control ($)

Scott Bibaud	Cash Severance	$525,000	–
	Equity Acceleration	$1,303,603	$1,841,201

Francis Laurencio	Cash Severance	$125,000	–
	Equity Acceleration	–	$562,895

Robert Mears	Cash Severance	$120,000	–
	Equity Acceleration	–	$555,390

17

Outstanding Equity Awards at December 31, 2018

Set forth below is information concerning the equity awards held by our named executive officers as of December 31, 2018.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Scott Bibaud	239,876	63,126	$5.70	10/16/2025
	481,921	126,834	$7.50	10/16/2025
	113,104	145,422	$7.01	3/20/2027
	30,939	134,069	$5.64	3/2/2028

Francis Laurencio	15,465	6,369	$5.70	2/23/2026
	122,916	50,627	$7.50	2/23/2026
	21,147	27,190	$7.01	3/20/2027
	9,519	41,249	$5.64	3/2/2028

Robert Mears	19,551	–	$6.60	2/27/2025
	524	–	$5.70	1/19/2026
	13,541	11,459	$7.65	10/12/2026
	52,868	67,975	$7.01	3/20/2027
	9,123	39,533	$5.64	3/2/2028

Compensation of Directors

We do not compensate any of our executive directors for their service as a director. In August 2016, we adopted a non-employee director compensation policy pursuant to which our non-employee directors receive an annual $30,000 cash retainer and an annual equity award with a value of $70,000. We also reimburse our independent directors for their reasonable expenses incurred in connection with attending meetings of our Board.

The Chairman of the Board and committee members receive additional annual cash compensation as follows:

Board Position	Annual Retainer
Chairman of the Board	$30,000
Audit Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Chair	$15,000
Compensation Committee Member	$7,500
Nominating and Governance Committee Chair	$10,000
Nominating and Governance Committee Member	$5,000

18

All Board and committee retainers are paid in equal quarterly installments over the course of each year of a director’s service on the Board or applicable committee. Directors who chair more than one committee are paid the rate applicable to the chair of the committee with the highest compensation rate and the compensation rate for any additional committee chaired is the rate payable to members of such additional committee.

Set forth below is a summary of the compensation we paid to our directors during the 12 months ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Award ($)	All Other Compensation ($)	Total ($)

C. Rinn Cleavelin	$52,500	$69,998	–	$122,498
John Gerber	$78,750	$69,998	–	$148,748
Steven Shevick	$41,250	$69,998	–	$111,248
Rolf Stadheim	$43,125	$69,998	–	$113,123

19

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Since January 1, 2017, we have not entered into any transactions where the amount exceeded the lesser of $120,000 or one percent (1%) of the average of our total assets as of December 31, 2018 and 2017 with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than:

•	the compensatory arrangements with our executive officers and directors described elsewhere in this Proxy Statement;

•	In April 2009, we acquired the rights to several US and foreign patents relating to optical communication technologies from our founder, Dr. Robert Mears, and three other co-inventors, none of whom are affiliated with us. The inventions covered by the assigned patents had been developed by Dr. Mears and his co-inventors prior to Dr. Mears’s founding of our company’s business. Pursuant to the patent assignment agreement, we are required to pay to Dr. Mears and the three other co-inventors 10% each of all revenue derived by us from the assigned patents.

Except as set forth above, we have not entered into any transactions with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements described elsewhere in this prospectus. We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common stock, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board.

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 16(a) of the Exchange Act require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2018.

Stockholder Proposals and Director Nominations for 2018 Annual Meeting

For any proposal, including director nominees, to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2019 annual meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at 750 University Avenue, Suite 280, Los Gatos, California 95032 on or before December 5, 2019. Our Board will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next annual meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next annual meeting will have discretionary authority to vote on the proposal.

20

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Atomera Incorporated, 750 University Avenue, Suite 280, Los Gatos, California 95032, Attention: Investor Relations, or contact Investor Relations by telephone at 408-442-5246; or find our materials posted online at www.atomera.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Director

John Gerber, Chairman of the Board of Directors

Los Gatos, California

April 1, 2019

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 is available without charge upon written request to: Corporate Secretary, Atomera Incorporated, 750 University Avenue, Suite 280, Los Gatos, California 95032.

21

ATOMERA INCORPORATED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints John Gerber and Scott Bibaud, with full power of substitution, as proxy to represent and vote all shares of Common Stock, of Atomera Incorporated (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on May 7, 2019, at 11:00 a.m. PT at the Company’s corporate headquarters, located at 750 University Avenue, Suite 280, Los Gatos, California 95032. Each share of Common Stock is entitled to one vote. THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side.)

2 . To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31 , 2019 ; This proxy, when properly executed, will be voted as directed . If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31 , 2019 , and, in the case of other matters that legally come before the meeting, as said proxies may deem advisable . Directions to the Annual Meeting can be obtained by calling (408) 442 - 5246. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: INTERNET - Access “ www . voteproxy . com ” and follow the on - screen instructions or scan the QR code with your smartphone . Have your proxy card available when you access the web page . Vote online/phone until 11 : 59 PM EST the day before the meeting . MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible . IN PERSON - You may vote your shares in person by attending the Annual Meeting . GO GREEN - e - Consent makes it easy to go paperless . With e - Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste . Enroll today via www . astfinancial . com to enjoy online access . PROXY VOTING INSTRUCTIONS TE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, AND "FOR" PROPOSAL 2. PLEASE SIGN, DA AS SHOWN HERE x COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL : The Notice of Meeting, proxy statement and proxy card are available at - http://www.astproxyportal.com/ast/22415/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20630000000000001000 5 050719 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above . Please note that changes to the registered name(s) on the account may not be submitted via this method . Signature of Shareholder Date : Signature of Shareholder Date : Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. ANNUAL MEETING OF SHAREHOLDERS OF ATOMERA INCORPORATED May 7, 2019 1. Election of Directors: O 03 Erwin Trautmann O 04 C. Rinn Cleavelin O 05 Rolf Stadheim O 06 Steve Shevick WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: FOR ALL NOMINEES O 01 John Gerber O 02 Scott Bibaud FOR AGAINST ABSTAIN